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SCHEDULE 14A
INFORMATION REQUIRED IN PROXY STATEMENT

                             SCHEDULE 14A INFORMATION
              Proxy Statement Pursuant to Section 14(a) of the
                      Securities Exchange Act of 1934

Filed by the registrant /X/
Filed by a party other than the registrant / /
Check the appropriate box:
/ / Preliminary proxy statement
/ / Definitive proxy statement
/X/ Definitive additional materials
/ / Soliciting material pursuant to Rule 14a 11 (c) or Rule 14a 12

                             Lincoln Logs Ltd.
            (Name of Registrant as Specified in Its Charter)


            (Name of Person (s) Filing Proxy Statement)
Payment of filing fee (Check the appropriate box):
   /X/ $125 per Exchange Act Rule 0 11(c)(1)(ii), 14a 6(i)(1), or 14a6(j)(2)
   / / $500 per each party to the contoversy pursuant to Exchange Act Rule
       14a 6(i)(3)
  / /Fee computed on table below per Exchange Act Rules 14a 6(i)(4) and 0 11

     (1) Title of ezch class o f securities to which transaction applies:

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     (2) Aggregate number of securities to which transaction applies:

- ----------------------------------------------------------------------------

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:

____________________________________________________________________________

     (4) Proposed maximum aggregate value of transaction:

- ----------------------------------------------------------------------------

Set forth the amount on which the filing fee is calculated and state how it was determined.

/ / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by the registration statement number, or the form or schedule and the date of its filing.

     1) Amount previously paid:

- ---------------------------------------------------------------------------

     2) Form, Schedule or Registration Statement No.:

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     3) Filing Party:

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     4) Date Filed:

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PROXY                          LINCOLN LOGS LTD.                    PROXY
                     ANNUAL MEETING OF SHAREHOLDERS
                             JUNE 19, 1996


 The undersigned hereby appoints Richard C. Farr and Peter M. Hart, or either of them, as proxy or proxies of the undersigned, with full powers of substitution, to vote at the Annual Meeting of Shareholders of Lincoln Logs Ltd. (the "Company") to be held on Wednesday, June 19, 1996 at 11:00 a.m. local time at the Gideon Putnam Hotel, Saratoga Spa State Park, Saratoga Springs, New York, and at any and all adjournments thereof, according to the number of votes that the undersigned would be entitled to cast with all powers the undersigned would possess if personally present at the Meeting. This proxy may be exercised to vote for the following purposes:

1. FOR / / WITHHOLD AUTHORITY TO VOTE ON / / the proposal to elect all of the following nominees for Director: Leslie M. Apple, Susan M. Considine, Richard C. Farr, Samuel J. Padula,
Reginald W. Ray, Jr. and John D. Shepherd.

      FOR / / all nominee(s) except those nominee(s) whose name(s) are written in the space below:

2.    FOR / /   AGAINST / / ABSTAIN / /

the proposal to approve the appointment of KPMG Peat Marwick LLP as independent auditors for the Company for the fiscal year ending
January 31, 1997.

               (Continued and to be signed on reverse side)

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3.   To act upon such other matters as may properly come before the Meeting
or any adjournment thereof.  The undersigned hereby confirms all        that
said proxy or proxies, or substitutes, may do by virtue hereof. The proxies are authorized to vote in their discretion with respect to matters not known at the date of the Company's Proxy Statement dated May 16, 1996
(the "Proxy Statement"). The undersigned hereby acknowledges        receipt
of the Notice of Meeting, Proxy Statement and Annual Report for the fiscal year ended January 31, 1996.
THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED IN ACCORDANCE WITH YOUR SPECIFICATIONS ABOVE. IN THE ABSENCE OF SPECIFICATIONS, THIS PROXY WILL BE VOTED "FOR" THE ELECTION AS DIRECTORS OF THE NOMINEES NAMED HEREIN AND "FOR" THE APPROVAL OF KPMG PEAT MARWICK LLP AS INDEPENDENT AUDITORS FOR THE COMPANY FOR THE FISCAL YEAR ENDING JANUARY 31, 1997.

Dated:  ___________________________________________________ , 1996


       ____________________________________________________(L.S.)


        ___________________________________________________(L.S.)

Please sign here exactly as name appears at the left. When signing as attorney, executor, administrator, trustee or guardian, please give your full title as such. Each joint owner or trustee should sign the proxy. If the shareholder is a corporation, the office of the person signing should be indicated.
PLEASE SIGN, DATE AND MAIL THIS PROXY TODAY. THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF THE COMPANY.